UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-07702

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/15 is included with this Form.

Annual Report
March 31, 2015

Value Line Small Cap Opportunities Fund, Inc.
(VLEOX)
Value Line Asset Allocation Fund, Inc.
(VLAAX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

Table of Contents

President’s Letter with Economic, and Market Commentary	3

Value Line Small Cap Opportunities Fund, Inc.:
Manager Discussion of Fund Performance	6
Portfolio Highlights	8
Schedule of Investments	10

Value Line Asset Allocation Fund, Inc.:
Manager Discussion of Fund Performance	12
Portfolio Highlights	15
Schedule of Investments	17

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	38

Fund Expenses	39

Federal Tax Notice	40

Management of the Funds	41

2

President’s Letter (unaudited)

Dear Fellow Shareholders:

We are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2015.

The 12 months ended March 31, 2015 were rewarding ones for the small-cap equity and hybrid funds, as both equities and fixed income generated solid positive returns. The annual period was highlighted by both of the Funds being recognized for their long-term performance and attractive risk profiles.

●
Value Line Small Cap Opportunities Fund, Inc. outpaced its peers and placed within the top half of its Small-Cap Growth Funds category for the one-(27th percentile/539 funds), three-(27th/477), five-(26th/416) and ten-year (43rd/296) periods ended March 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 Lipper also awarded its top Lipper Leader1 rating of 5 to the Fund for Preservation versus its peers overall as of March 31, 2015. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 655 funds as of March 31, 2015 based on the weighted average of its three-, five- and ten-year risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Below Average.i

●
Value Line Asset Allocation Fund, Inc. outpaced its peers and placed within the top quartile of its Mixed Asset Target Allocation Growth Funds category for the one-(22nd percentile/506 funds), five-(2nd/423) and ten-year (9th/293) periods ended March 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 Lipper also awarded its top Lipper Leader1 rating of 5 to the Fund for Total Return, Consistent Return and Tax Efficiency versus its peers overall as of March 31, 2015.ii Additionally, the Fund earned an overall four-star rating from Morningstar in the aggressive allocation category among 349 funds as of March 31, 2015 based on the weighted average of its three-, five- and ten-year risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Below Average and an overall Return rating of Above Average.iii Further, the brokerage firm Charles Schwab maintained the Fund on its Select List of investment choices.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.

Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2015, especially given the newsworthy events of the annual period.

Economic Review

U.S. real Gross Domestic Product (GDP) grew at an annualized pace of 4.6% for the second quarter of 2014, the economy’s fastest rate of expansion since the fourth quarter of 2011 and a marked improvement over the 2.1% contraction in GDP exhibited in the first quarter of 2014. The third quarter of 2014 was also a standout quarter, enjoying robust GDP growth of 5%, the strongest quarter of growth since 2003. Growth stemmed from increases in personal consumption expenditures, higher nonresidential fixed investment, and higher spending by federal, state and local governments. As severe winter weather began to engulf much of the country, GDP began to slacken. Fourth quarter GDP growth slowed significantly to 2.2%. There was a marked downturn in federal government spending and a large decrease in private inventory investment. While the final GDP numbers for the first quarter of 2015 have not yet been reported, it appears likely that the rough winter weather remained a drag on growth. Domestic economic growth was also likely constrained by a soaring U.S. dollar and the higher corresponding costs of U.S. exports.

Supporting the generally positive news of economic growth was the significant drop in the national unemployment rate from 6.6% in March 2014 to 5.5% at the end of March 2015. Along with the drop in the unemployment rate, the steady increase in job creation made 2014 the best year for the labor market since 1999. Almost three million Americans found work in 2014, the most in 15 years. However, the labor picture was not uniformly positive. The labor force participation rate stood at 62.8% at the end of the first quarter of 2014 and actually dropped a touch to 62.7% by the end of the first quarter of 2015.

Despite the growing economy, inflationary pressures remained modest. For the 12 months ended March 31, 2015, the Consumer Price Index declined 0.1%. Much of that downward pressure on inflation resulted from a steep drop in energy prices since June 2014. Core inflation, which excludes food and energy and which is the price measure watched most closely by the Federal Reserve (the Fed), was up 1.8% in March 2015 from a year earlier. Throughout the annual period, the Fed, under Chair Janet Yellen, continued to look for signs of inflation heading toward its stated 2% target amidst discussions of potential interest rate increases. Inflationary pressures could be rekindled should wage pressures build from declining unemployment.

3

(continued)

While monitoring inflation and unemployment data closely, the Fed left the targeted federal funds rate unchanged throughout the annual period. At the same time, the Fed continued to reduce the amount of bonds it had been buying as part of its quantitative easing program by $10 billion per month each month since January 2014, completing its asset purchases as scheduled in October 2014. While any future Fed moves will be data dependent, the Fed has pointed to the possibility of a modest rise in short-term interest rates later in 2015. A June 2015 interest rate hike from the Fed remains a possibility, but most believe an increase in September 2015 or later is more likely, due to the combination of U.S. dollar strength and, with notable exceptions, broad global monetary policy easing.

Equity Market Review

U.S. equities, as measured by the S&P 500® Index3, posted a solid gain of 12.73% during the 12 months ended March 31, 2015. While March 2015 was a challenging month, the S&P 500® Index achieved new record highs early in the month and broad sector participation through much of the annual period.

Helping to drive stocks higher were an improving U.S. economy, declining unemployment, a low interest rate environment and expectations that the Fed would increase interest rates soon, sharply falling oil prices, and strong merger and acquisition activity. Volatility was an impacting factor, however, during the annual period, as concerns about economic growth in Europe, Japan and the emerging markets as well as geopolitical tensions in several countries around the world heightened investor risk aversion. An appreciation of the U.S. dollar against many currencies also led to many U.S. companies missing quarterly earnings or reducing forward estimates.

Nine of the ten sectors of the S&P 500® Index posted positive absolute performance for the annual period, with health care, consumer discretionary and information technology leading the way, boosted in part by the highest level of merger and acquisition activity since 2007. Energy was by far the weakest sector during the annual period, posting a negative return, as U.S. and global crude oil prices experienced a precipitous decline since June 2014 on surprisingly strong supply and weakening global demand. Telecommunication services was the second weakest performing sector in the S&P 500® Index during the annual period, as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

Notably, there was significant divergence in performance among the various capitalization segments of the U.S. equity market. For the annual period overall, mid-cap companies and large-cap companies performed best. Small-cap stocks followed at some distance, but still generated solid positive returns. After a strong first few months of 2014, smaller capitalization stocks demonstrated more volatility and struggled through the first half of the annual period, as investors grew cautious on concerns about broader valuations, global economic growth, geopolitical conflicts and stimulus policy from many developed countries’ central banks. Small-cap stocks are often considered more vulnerable to macro concerns than their larger-cap counterparts. However, during the second half of the annual period, the broad U.S. equity markets were led by smaller companies. Small-cap equities enjoyed a rebound, as U.S. dollar strength disproportionately impacted larger-cap, multinational company earnings. Small-cap equity performance was also boosted as the U.S. economy grew stronger and as investors began to recognize that small cap stocks had become undervalued compared both to long-term norms and to projected growth rates.

Fixed Income Market Review

The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a solid positive return of 5.72% during the annual period, though lagged the broad U.S. equity market.

While all key U.S. fixed income sectors and maturities posted positive returns, U.S. Treasuries maturing beyond 20 years were the clear winners, offering robust double-digit total returns. The sharp decline in yields on long-duration bonds was driven in large part by a significant decrease in oil and other commodity prices since June 2014 against a backdrop of low inflation. The end of the Fed’s quantitative easing asset purchases as scheduled in October 2014 had investors bracing for an increase in interest rates. However, the increase did not yet materialize, and instead interest rates continued to drift downward in tandem with a broader easing of rates globally. Slowing economic growth in China and a weak Eurozone were significant concerns throughout 2014 and key drivers of the broad drop in rates. Inflation well under the Fed’s target of 2% also exerted downward pressure on long-term interest rates. Jobs growth was a bright spot, leading to a notable drop in unemployment over the annual period. All told, the U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 80 basis points to 1.92%. Conversely, high yield corporate bonds was a notably weak performing sector, though it still posted positive absolute returns for the annual period. (A basis point is 1/100th of a percentage point.)

* * *

4

(continued)

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com. Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may belower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

1
Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that truly stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

ii
For Value Line Asset Allocation Fund, Inc.: Total Return 5 rating for 5-year (423 funds); 10-year (293 funds) and Overall (458 funds) periods ended March 31, 2015; 4 rating for 3-year (458 funds) period ended March 31, 2015.

2	The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

i
For Value Line Small Cap Opportunities Fund, Inc.: Four-star rating for 3-year (655 funds) and Overall (655 funds) periods ended March 31, 2015; five-star rating for 5-year (586 funds) period ended March 31, 2015; three-star rating for 10-year (436 funds) period ended March 31, 2015. All in the mid-cap growth category.

iii
For Value Line Asset Allocation Fund, Inc.: Four-star rating for 3-year (349 funds); 10-year (198 funds) and Overall (349 funds) periods ended March 31, 2015; five-star rating for 5-year (310 funds) period ended March 31, 2015. All in the aggressive allocation category. Morningstar Return: Average for the 3-year period ended March 31, 2015; High for the 5-year period ended March 31, 2015; Above Average for the 10-year and overall periods ended March 31, 2015.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

4
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is long-term growth of capital.

To achieve the Fund’s investment objective EULAV Asset Management (“the Adviser”) normally invests at least 80% of the market value of the Fund’s total assets in U.S. common stocks of small capitalization (including micro capitalization) companies, as measured at the time of purchase. A portion of the Fund’s assets may be invested in mid-capitalization companies. The Adviser uses Lipper Inc.’s definition, which considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index1. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions.

Manager Discussion of Fund Performance

Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2015.

How did the Fund perform during the annual period?

The Fund generated a total return of 10.96% during the 12 months ended March 31, 2015. This compares favorably to the 8.21% return of the Fund’s benchmark, the Russell 2000® Index2, during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund’s outperformance of the Russell 2000® Index during the 12-month reporting period can be attributed primarily to effective stock selection overall. Indeed, the Fund held investments in all ten sectors of the Russell 2000® Index during the annual period and saw gains in nine of them, with energy the only sector to post negative returns. To compare, the Russell 2000® Index saw negative returns from three of its sectors during the annual period-energy, materials and telecommunication services.

The Fund’s relative results were also boosted by the tilt of its portfolio toward the growth end of the small-cap equity spectrum. Within the Russell 2000® Index, growth stocks significantly outpaced value stocks during the annual period.

Which equity market sectors most significantly affected Fund performance?

Stock selection proved particularly effective in the materials and consumer discretionary sectors. Having a significantly underweighted allocation to the energy sector, which was the weakest in the Russell 2000® Index during the annual period, contributed positively to the Fund’s relative results as well.

Only partially offsetting these positive contributors was the detracting impact of having underweighted allocations to the two strongest performing sectors in the Russell 2000® Index during the annual period-health care and information technology.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were Concur Technologies, an integrated travel and expense management application software provider; Sigma-Aldrich, a specialty chemicals producer; Acuity Brands, a lighting and control systems producer; and Akorn, a specialty pharmaceuticals company. Shares of Concur Technologies rose significantly on its acquisition by SAP, an enterprise application software market leader. Similarly, shares of Sigma-Aldrich soared on a takeover offer from Germany’s Merck, a global pharmaceuticals and chemicals company. Acuity Brands saws its shares gain significantly on strong quarterly earnings reports. Akorn’s shares surged triple digits based on successes in its new-product pipeline.

Another position that added notable value during the annual period was restaurant chain Domino’s in the consumer discretionary sector, which saw its shares gain on favorable reaction to a re-focus of its product offerings from pizza to a more diversified menu.

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, among the stocks that detracted most from the Fund’s relative performance were inland tank barge operator Kirby, global offshore drilling contractor Atwood Oceanics, welding and cutting products manufacturer Lincoln Electric Holdings and vehicle manufacturer Oshkosh. Shares of Kirby and Atwood Oceanics were each hurt by reduced demand for their respective services due to the sharp fall in energy prices. Shares of Lincoln Electric and Oshkosh declined, each due to weaker than expected earnings reports.

6

(continued)

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund does not use derivatives as part of its strategy.

Did the Fund make any significant purchases or sales during the 12-month period?

During the annual period, we initiated Fund positions in two information technology companies-Synnex, an information technology supply chain services provider, and Synaptics, a custom-designed user interface solutions developer. In our view, each has shown strong and relatively consistent growth over many years in both earnings and stock prices. We also added to the Fund’s position in long-time holding Clarcor, a pollution control equipment manufacturer, during the annual period based on its consistently strong earnings and stock price performance.

Given the Fund’s small-cap mandate, we eliminated several “too successful” long-time holdings whose market capitalizations had grown beyond the Fund’s investable universe. These included utilities company ITC Holdings, wireless communications infrastructure operator SBA Communications and automotive products and services wholesaler LKQ. Also exiting the Fund’s portfolio during the annual period were positions in Concur Technologies, due to its acquisition by SAP, and Sigma-Aldrich, due to its takeover offer from Germany’s Merck.

Were there any notable changes in the Fund’s weightings during the 12-month period?

During the 12-month period ended March 31, 2015, the Fund’s allocation to the consumer staples sector increased and its exposure to the telecommunication services sector decreased.

How was the Fund positioned relative to its benchmark index at the end of March 2015?

As of March 31, 2015, the Fund was overweighted relative to the Russell 2000® Index in the industrials, utilities, materials and consumer staples sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, information technology, health care, consumer discretionary, energy and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1The Russell 3000 Index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the United States.
2The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

7

Value Line Small Cap Opportunities Fund, Inc. Portfolio Highlights at March 31, 2015 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
Lennox International, Inc.	90,600	$10,119,114	2.8%
Middleby Corp. (The)	95,000	9,751,750	2.7%
Acuity Brands, Inc.	51,900	8,727,504	2.4%
CLARCOR, Inc.	121,300	8,013,078	2.2%
Tyler Technologies, Inc.	62,658	7,552,169	2.1%
Esterline Technologies Corp.	63,200	7,231,344	2.0%
HEICO Corp.	114,745	7,007,477	1.9%
Stifel Financial Corp.	125,100	6,974,325	1.9%
Waste Connections, Inc.	141,500	6,811,810	1.9%
Toro Co. (The)	97,100	6,808,652	1.9%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

8

(continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Stock Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Index*

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 3/31/15	10.96%	$11,096
5 years ended 3/31/15	16.96%	$21,885
10 years ended 3/31/15	9.47%	$24,720

*	The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.
**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

Value Line Small Cap Opportunities Fund, Inc. Schedule of Investments

Shares		Value
COMMON STOCKS (96.8%)

	CONSUMER DISCRETIONARY (10.1%)
11,400	Asbury Automotive Group, Inc. *	$947,340
81,000	Brinker International, Inc.	4,986,360
17,500	Buckle, Inc. (The) (1)	894,075
31,000	Buffalo Wild Wings, Inc. *	5,618,440
49,800	Domino’s Pizza, Inc.	5,007,390
34,000	DSW, Inc. Class A	1,253,920
22,900	G-III Apparel Group, Ltd. *	2,579,685
7,000	John Wiley & Sons, Inc. Class A	427,980
42,200	Monro Muffler Brake, Inc. (1)	2,745,110
4,400	Oxford Industries, Inc.	331,980
70,900	Pool Corp.	4,945,984
7,000	Restoration Hardware Holdings, Inc. *(1)	694,330
19,400	Vista Outdoor, Inc. *	830,708
163,500	Wolverine World Wide, Inc. (1)	5,469,075
		36,732,377
	CONSUMER STAPLES (5.3%)
22,000	Boston Beer Co., Inc. (The) Class A *(1)	5,882,800
52,600	Casey’s General Stores,Inc.	4,739,260
37,000	Church & Dwight Co., Inc.	3,160,540
250,550	Flowers Foods, Inc.	5,697,507
		19,480,107
	ENERGY (0.6%)
42,200	Atwood Oceanics, Inc. (1)	1,186,242
8,000	Dril-Quip, Inc. *	547,120
23,200	Hornbeck Offshore Services, Inc. *	436,392
		2,169,754
	FINANCIALS (10.1%)
16,200	Allied World Assurance Co. Holdings AG	654,480
73,300	Arch Capital Group Ltd. *	4,515,280
34,286	Commerce Bancshares, Inc.	1,450,983
1,100	Credit Acceptance Corp. *	214,500
45,200	Equity Lifestyle Properties, Inc. REIT	2,483,740
33,700	Equity One, Inc. REIT	899,453
2,800	First Cash Financial Services, Inc. *	130,256
70,748	First Financial Bankshares, Inc. (1)	1,955,475
10,400	LendingTree, Inc. *	582,504
67,600	PRA Group, Inc. *(1)	3,672,032
90,600	ProAssurance Corp.	4,159,446
44,000	Prosperity Bancshares, Inc.	2,309,120
4,000	RenaissanceRe Holdings Ltd.	398,920
114,600	RLI Corp. (1)	6,006,186
125,100	Stifel Financial Corp. *	6,974,325
9,000	Tanger Factory Outlet Centers REIT	316,530
		36,723,230

	HEALTH CARE (5.2%)
37,600	Air Methods Corp. *(1)	1,751,784
89,000	Akorn, Inc. *	4,228,390
1,800	Bio-Rad Laboratories, Inc. Class A *	243,324
10,000	IDEXX Laboratories, Inc. *	1,544,800
51,200	Mednax, Inc. *	3,712,512
38,950	PAREXEL International Corp. *	2,687,160
22,000	STERIS Corp. (1)	1,545,940
58,200	VCA Antech, Inc. *	3,190,524
		18,904,434

Shares		Value
	INDUSTRIALS (41.3%)
51,900	Acuity Brands, Inc.	$8,727,504
44,200	Advisory Board Co. (The) *	2,354,976
18,400	Applied Industrial Technologies, Inc.	834,256
10,100	Astronics Corp. *	744,370
66,400	AZZ, Inc.	3,093,576
44,200	Carlisle Companies, Inc.	4,094,246
15,000	Chicago Bridge & Iron Co. N.V. (1)	738,900
121,300	CLARCOR, Inc.	8,013,078
25,800	Clean Harbors, Inc. *(1)	1,464,924
34,000	Copart, Inc. *	1,277,380
23,500	Dun & Bradstreet Corp. (The)	3,016,460
85,000	EnerSys	5,460,400
59,400	EnPro Industries, Inc.	3,917,430
63,200	Esterline Technologies Corp. *	7,231,344
25,400	Franklin Electric Co., Inc.	968,756
51,300	Genesee & Wyoming, Inc. Class A *	4,947,372
22,500	Graco, Inc.	1,623,600
84,600	Healthcare Services Group, Inc. (1)	2,718,198
114,745	HEICO Corp.	7,007,477
16,500	IDEX Corp.	1,251,195
87,000	ITT Corp.	3,472,170
44,000	Kirby Corp. *	3,302,200
33,800	Landstar System, Inc.	2,240,940
90,600	Lennox International, Inc.	10,119,114
85,800	Lincoln Electric Holdings, Inc.	5,610,462
4,800	Macquarie Infrastructure Co. LLC	394,992
95,000	Middleby Corp. (The) *	9,751,750
32,400	Nordson Corp.	2,538,216
5,300	Orbital ATK, Inc.	406,139
65,000	Oshkosh Corp.	3,171,350
20,600	RBC Bearings, Inc.	1,576,724
184,500	Rollins, Inc.	4,562,685
42,600	Rush Enterprises, Inc. Class A *	1,165,536
5,900	Stericycle, Inc. *	828,537
50,800	Teledyne Technologies, Inc. *	5,421,884
97,100	Toro Co. (The)	6,808,652
21,600	Valmont Industries, Inc. (1)	2,654,208
51,500	Wabtec Corp.	4,893,015
141,500	Waste Connections, Inc.	6,811,810
100,000	Woodward Inc.	5,101,000
		150,316,826

	INFORMATION TECHNOLOGY (12.3%)
40,800	Advent Software, Inc.	1,799,688
29,800	Anixter International, Inc. *	2,268,674
33,126	ANSYS, Inc. *	2,921,382
26,900	Global Payments, Inc.	2,466,192
36,911	Heartland Payment Systems, Inc.	1,729,280
70,300	j2 Global, Inc.	4,617,304
29,200	Manhattan Associates, Inc. *	1,477,812
13,700	NetScout Systems, Inc. *	600,745
43,800	Synaptics, Inc. *(1)	3,561,159
53,200	SYNNEX Corp.	4,109,700
21,200	Syntel, Inc. *	1,096,676
62,658	Tyler Technologies, Inc. *	7,552,169
31,400	Ultimate Software Group, Inc. (The) *	5,336,587
50,000	WEX, Inc. *	5,368,000
		44,905,368

See Notes to Financial Statements.
10

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (96.8%) (continued)

	MATERIALS (7.1%)
95,200	AptarGroup, Inc.	$6,047,104
2,700	Compass Minerals International, Inc.	251,667
74,600	Cytec Industries, Inc.	4,031,384
58,400	KapStone Paper and Packaging Corp.	1,917,856
10,100	NewMarket Corp.	4,825,780
38,800	Scotts Miracle-Gro Co. (The) Class A	2,606,196
108,000	Silgan Holdings, Inc.	6,278,040
		25,958,027

	UTILITIES (4.8%)
26,600	Cleco Corp.	1,450,232
36,800	El Paso Electric Co.	1,421,952
55,200	New Jersey Resources Corp.	1,714,512
22,800	Northwest Natural Gas Co. (1)	1,093,260
15,600	NorthWestern Corp.	839,124
58,400	Piedmont Natural Gas Co., Inc. (1)	2,155,544
66,800	Questar Corp.	1,593,848
91,400	South Jersey Industries, Inc.	4,961,192
41,600	Southwest Gas Corp.	2,419,872
		17,649,536
	TOTAL COMMON STOCKS (Cost $200,225,502) (96.8%)	352,839,659

Shares		Value
SHORT-TERM INVESTMENTS (10.3%)

	MONEY MARKET FUNDS (10.3%)
9,245,927	State Street Institutional Liquid Reserves Fund	$9,245,927
28,237,504	State Street Navigator Securities Lending Prime Portfolio (2)	28,237,504
	TOTAL SHORT-TERM INVESTMENTS (Cost $37,483,431) (10.3%)	37,483,431
	TOTAL INVESTMENT SECURITIES (107.1%) (Cost $237,708,933)	$390,323,090

EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-7.1%)		(25,996,058)
NET ASSETS (100%)		$364,327,032
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($364,327,032 ÷ 7,359,937 shares outstanding)		$49.50

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of March 31, 2015, the market value of the securities on loan was $27,637,564.
(2)
Securities with an aggregate market value of $27,637,564 were out on loan in exchange for $28,237,504 of cash collateral as of March 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2015 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$352,839,659	$—	$—	$352,839,659
Short-Term Investments	37,483,431	—	—	37,483,431
Total Investments in Securities	$390,323,090	$—	$—	$390,323,090

*   See Schedule of Investments for further classification.

See Notes to Financial Statements.
11

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.

The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities:(a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c ) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.

Manager Discussion of Fund Performance

Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2015.

How did the Fund perform during the annual period?

The Fund generated a total return of 8.39% during the 12 months ended March 31, 2015. The Fund lagged the 9.93% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund benefited most from effective asset allocation. Throughout the 12-month reporting period, the Fund was overweighted equities and underweighted fixed income compared to its blended benchmark. With U.S. equities, as measured by the S&P 500® Index, up 12.73% during the annual period, and bonds, as measured by the Barclays Index, posting a return of 5.72%, this asset allocation clearly added value.

However, offsetting the benefit of asset allocation was the detracting impact of the smaller average market capitalization of the equity portion of the Fund compared to that of the S&P 500® Index. Smaller-cap stocks lagged large-cap stock performance during the 12-month reporting period. On average, the Fund’s equity allocation was about 40% in large-cap stocks, 40% mid-cap stocks and 20% small-cap stocks. Over the long term, we believe small- and mid-cap stocks tend to possess greater growth potential than large-cap stocks. Also, the Fund had an average cash position of nearly 7% during the reporting period, which yielded little more than zero, thus serving as a further drag on relative results during a period when both stocks and bonds registered solid gains.

Which equity market sectors most significantly affected Fund performance?

Overall, the equity portion of the Fund lagged its benchmark, the S&P 500® Index, given its smaller average market capitalization. Stock selection and sector allocation overall detracted from relative results. The Fund was hurt most by an overweighted allocation to the industrials sector, which was pressured by exposure to soft energy-related end markets.  Weak stock selection in the consumer discretionary sector, where the S&P 500® Index but not the Fund benefited from sizable gains by large-cap stocks Home Depot and Walt Disney, also detracted.

Partially offsetting these detractors was the positive contribution made by the Fund’s underweighting of the energy sector. Weak energy prices caused this to be the only sector of both the Fund and the S&P 500® Index to post a decline during the annual period. The Fund also benefited from its overweighting of the strongly performing consumer staples sector, where investors sought steady growers in an unsteady economic environment.

Which stocks detracted significantly from the Fund’s performance during the annual period?

Among the stocks that detracted most from the Fund’s relative results was personal computer and peripherals giant Apple. The Fund held an underweighted position in Apple, and the information technology leader, which carries the largest weight in the S&P 500® Index, enjoyed robust double-digit gains during the annual period.

Positions in Chicago Bridge & Iron, an engineering and construction services firm, and Kirby, an inland tank barge operator, also detracted significantly. Each saw its share price decline significantly on cutbacks in demand for their services by their respective energy-related customers.

12

(continued)

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were major integrated oil companies Exxon Mobil and Chevron. The Fund benefited from avoiding Exxon Mobil, whose shares fell materially, and from taking profits in Chevron before its sizable share price decline. Other strong contributors to the Fund’s relative results were weighing instruments manufacturer Mettler-Toledo International and wholesale membership warehouse operator Costco Wholesale, which each enjoyed robust double-digit share price gains on strong earnings reports.

Did the equity portion of the Fund make any significant purchases or sales?

During the annual period, we initiated positions in life science equipment manufacturer Illumina and application software developer Intuit, each a large-cap company that reported strong quarterly earnings and a consistent outperformer of the S&P 500® Index during the past ten years. We also added to the Fund’s positions in long-time holdings pollution control equipment manufacturer Clarcor, electrical component manufacturer Amphenol and specialty consumer finance company Fiserv, each based on its consistently strong earnings and stock price performance.

We sold the Fund’s positions in supplemental insurance provider Aflac, metal components and products manufacturer Precision Castparts and oil and gas exploration and production company Noble Energy, in each case because of signs that long-term earnings and stock price momentum may be waning.

Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?

The only significant sector weighting shift in the equity portion of the Fund during the 12-month period ended March 31, 2015 was a decrease in its allocation to consumer discretionary.

How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2015?

As of March 31, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials, consumer staples and materials sectors and was underweighted relative to the S&P 500® Index in the financials, information technology, energy and consumer discretionary sectors.

What was the duration strategy of the fixed income portion of the Fund?

We kept the fixed income portion of the Fund’s duration within one-quarter to one-half of a year shorter than that of the Barclays Index. This duration positioning detracted, albeit modestly, from the Fund’s relative results given the decline in interest rates during the annual period.

Which fixed income market segments most significantly affected Fund performance?

Overall, the fixed income portion of the Fund modestly lagged its benchmark, the Barclays Index. On the positive side, the Fund’s allocation to investment grade corporate bonds was the strongest contributor to relative results, stemming primarily from effective individual security selection. The Fund’s yield curve positioning and relatively longer-weighted average duration within the investment grade corporate bond sector also helped. Additionally, the Fund’s overweighted exposure to taxable municipal bonds boosted relative performance, as this sector significantly outpaced the Barclays Index during the annual period as rising tax receipts reduced some unfunded pension obligations and helped balance state and local budgets.

Conversely, exposure to U.S. Treasuries detracted from Fund results due to a relatively short duration stance versus the Barclays Index amidst an environment of declining rates. Yield curve positioning further detracted. During the annual period, the U.S. Treasury yield curve flattened significantly, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. As the Fund had an underweight in long-dated U.S. Treasuries during a year when the long-term end of the U.S. Treasury yield curve enjoyed a significant rally, such positioning dampened results. To a lesser extent, security selection within the securitized sector also hurt. Most of this underperformance was due to the Fund’s emphasis on short maturity mortgage pass-throughs and a lesser position in longer maturity pass-throughs, which performed better.

13

(continued)

Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?

We increased the fixed income portion of the Fund’s allocation to U.S. Treasuries overall, with an emphasis on long-term U.S. Treasuries. This served to extend the Fund’s U.S. Treasury sector duration by one-half year. Given that U.S. Treasury yields remained in a trading range for much of the annual period, this longer duration allowed the Fund to more fully participate in U.S. Treasury sector rallies. As we sought to increase the overall yield of the Fund, we increased holdings of commercial mortgage-backed securities and reduced holdings of mortgage pass-throughs within the Fund’s securitized sector exposure. We modestly reduced the Fund’s high yield corporate bond exposure given the heightened volatility of the sector’s returns. More specifically, we sold positions in energy-related high yield corporate bonds, which successfully helped shield the Fund from persistent weakness in oil prices during the annual period.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2015?

As of March 31, 2015, the fixed income portion of the Fund was overweight relative to the Barclays Index in corporate bonds. Given the still very low rates in U.S. Treasuries and the low credit default rate, we believe corporate bonds continue to offer the best risk/reward profile amongst taxable bonds. The Fund was underweight relative to the Barclays Index in U.S. Treasuries and was rather neutrally weighted to the benchmark in the securitized sector. At the end of the annual period, the Fund maintained a shorter duration than that of the Barclays Index. Such positioning was based on our expectations for a bias toward rising interest rates beginning perhaps in mid-2015 given moderately stronger economic growth and less accommodative Fed policy.

How did the Fund’s overall asset allocation shift from beginning to end of the annual period?

At the end of March 2014, the Fund had a weighting of approximately 68% in stocks and 32% in fixed income securities and cash equivalents. Asset allocation remained relatively steady during the annual period such that at the end of March 2015, the Fund had a weighting of approximately 69% in stocks and 31% in fixed income securities and cash equivalents. That said, we did seek to take advantage of short-term market swings during the annual period to buy and sell both stocks and bonds. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer models, which monitor certain economic and financial variables of the stock and bond markets, including interest rates and stock market price levels.

How did the Fund use derivatives and similar instruments during the reporting period?

Neither the equity nor fixed income portion of the Fund uses derivatives as part of its strategy.

What is your tactical view and strategy for the months ahead?

At the end of the annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we were comfortable with the Fund’s underweighted allocation to fixed income. That said, if stock prices rise and/or if long-term interest rates increase, the asset allocation model could become neutral toward stocks, perhaps decreasing the equity weighting in the Fund.

Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective. Within the fixed income portion of the Fund, we continue to like corporate bonds for their attractive risk/reward profile.

Of course, we will continue to carefully monitor economic factors, including job creation, unemployment, Gross Domestic Product and inflation, for their potential impact on the financial markets. Federal Reserve action, including any indication of when its first rate increase may be implemented, anticipated to be a data dependent decision, is probably the key factor to watch in the months ahead.

14

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2015 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
TJX Companies, Inc. (The)	44,000	$3,082,200	1.1%
Alliance Data Systems Corp.	10,400	3,081,000	1.1%
Roper Industries, Inc.	16,900	2,906,800	1.1%
Teledyne Technologies, Inc.	26,500	2,828,345	1.0%
Mettler-Toledo International, Inc.	8,400	2,760,660	1.0%
Fiserv, Inc.	34,600	2,747,240	1.0%
Henry Schein, Inc.	19,500	2,722,590	1.0%
Danaher Corp.	31,400	2,665,860	1.0%
Ultimate Software Group, Inc. (The)	15,300	2,600,312	1.0%
CVS Health Corp.	25,000	2,580,250	1.0%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

15

(continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index (the “index”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and are unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc. and the 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index*

Performance Data:**
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 3/31/15	8.39%	$10,839
5 years ended 3/31/15	12.47%	$17,995
10 years ended 3/31/15	7.66%	$20,926

*
The 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays Capital Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Value Line Asset Allocation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (69.3%)

	CONSUMER DISCRETIONARY (5.4%)
1,600	AutoZone, Inc. *	$1,091,456
13,800	BorgWarner, Inc.	834,624
29,000	Brinker International, Inc.	1,785,240
8,400	Buffalo Wild Wings, Inc. *	1,522,416
9,000	Genuine Parts Co.	838,710
28,000	LKQ Corp. *	715,680
9,000	Luxottica Group S.p.A. ADR	564,570
6,200	O’Reilly Automotive, Inc. *	1,340,688
4,500	Pool Corp.	313,920
44,000	TJX Companies, Inc. (The)	3,082,200
20,800	VF Corp.	1,566,448
26,000	Wolverine World Wide, Inc. (1)	869,700
		14,525,652

	CONSUMER STAPLES (8.2%)
4,600	Boston Beer Co., Inc. (The) Class A*(1)	1,230,040
38,000	BRF S.A. ADR	751,640
3,300	British American Tobacco PLC ADR (1)	342,441
2,000	Brown-Forman Corp. Class B	180,700
4,400	Bunge Ltd.	362,384
14,300	Casey’s General Stores, Inc.	1,288,430
27,800	Church & Dwight Co., Inc.	2,374,676
6,900	Coca-Cola Femsa, S.A.B. de C.V. ADR (1)	551,034
17,000	Costco Wholesale Corp.	2,575,415
25,000	CVS Health Corp.	2,580,250
9,400	Energizer Holdings, Inc.	1,297,670
53,175	Flowers Foods, Inc.	1,209,199
5,400	Fomento Economico Mexicano S.A.B. de C.V. ADR *	504,900
27,600	Hormel Foods Corp.	1,569,060
7,000	Ingredion, Inc.	544,740
4,800	J&J Snack Foods Corp.	512,160
9,400	McCormick & Co., Inc.	724,834
6,400	Nestle SA ADR	481,412
18,000	PepsiCo, Inc.	1,721,160
19,000	Reynolds American, Inc.	1,309,290
		22,111,435

	ENERGY (1.6%)
6,000	Atwood Oceanics, Inc.	168,660
2,600	Core Laboratories N.V. (1)	271,674
20,800	Enbridge, Inc.	1,008,800
23,000	EQT Corp.	1,906,010
11,400	FMC Technologies, Inc. *	421,914
12,000	ONEOK, Inc.	578,880
		4,355,938

	FINANCIALS (5.1%)
10,000	ACE Ltd.	1,114,900
11,200	Affiliated Managers Group, Inc. *	2,405,536
3,700	Alleghany Corp. *	1,801,900
7,400	American Tower Corp. REIT	696,710
11,700	Arch Capital Group Ltd. *	720,720
5,600	BOK Financial Corp. (1)	342,832
3,900	Enstar Group Ltd. *	553,254
1,800	FBL Financial Group, Inc. Class A	111,618
10,000	M&T Bank Corp.	1,270,000

Shares		Value
	FINANCIALS (5.1%) (continued)
11,400	PRA Group, Inc. *(1)	$619,248
10,000	Principal Financial Group, Inc.	513,700
9,600	Prosperity Bancshares, Inc.	503,808
18,800	RLI Corp.	985,308
7,400	Royal Bank of Canada	446,664
10,100	Signature Bank *	1,308,758
10,000	Wells Fargo & Co.	544,000
		13,938,956

	HEALTH CARE (10.0%)
1,031	Actavis PLC *	306,846
3,600	Akorn, Inc. *	171,036
11,000	Alexion Pharmaceuticals, Inc. *	1,906,300
16,000	Becton, Dickinson & Co.	2,297,440
10,600	C.R. Bard, Inc.	1,773,910
22,200	Cerner Corp. *	1,626,372
8,800	DENTSPLY International, Inc.	447,832
8,800	Express Scripts Holding Co. *	763,576
19,500	Henry Schein, Inc. *	2,722,590
14,600	IDEXX Laboratories, Inc. *	2,255,408
13,400	Illumina, Inc. *	2,487,576
10,000	McKesson Corp.	2,262,000
24,000	Mednax, Inc. *	1,740,240
8,400	Mettler-Toledo International, Inc. *	2,760,660
10,000	Novo Nordisk A/S ADR	533,900
9,000	ResMed, Inc. (1)	646,020
18,300	Thermo Fisher Scientific, Inc.	2,458,422
		27,160,128

	INDUSTRIALS (23.1%)
14,600	Acuity Brands, Inc.	2,455,136
7,600	Advisory Board Co. (The) *	404,928
36,875	AMETEK, Inc.	1,937,413
30,800	Canadian National Railway Co.	2,059,596
9,600	Canadian Pacific Railway Ltd.	1,753,920
14,400	Carlisle Companies, Inc.	1,333,872
16,000	Chicago Bridge & Iron Co. N.V. (1)	788,160
35,100	CLARCOR, Inc.	2,318,706
19,000	Copart, Inc. *	713,830
31,400	Danaher Corp.	2,665,860
22,000	Donaldson Co., Inc.	829,620
15,000	Equifax, Inc.	1,395,000
5,300	Esterline Technologies Corp. *	606,426
12,800	Flowserve Corp.	723,072
11,800	Franklin Electric Co., Inc.	450,052
14,000	General Dynamics Corp.	1,900,220
8,000	Graco, Inc.	577,280
15,000	Healthcare Services Group, Inc.	481,950
16,187	HEICO Corp.	988,540
26,800	IDEX Corp.	2,032,244
14,200	IHS, Inc. Class A *	1,615,392
16,500	ITT Corp.	658,515
3,000	J.B. Hunt Transport Services, Inc.	256,185
14,400	Kansas City Southern	1,469,952
20,700	Kirby Corp. *	1,553,535
14,200	Lincoln Electric Holdings, Inc.	928,538
13,000	Middleby Corp. (The) *	1,334,450
6,000	Nordson Corp.	470,040

See Notes to Financial Statements.
17

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (69.3%) (continued)

	INDUSTRIALS (23.1%) (continued)
18,000	Parker-Hannifin Corp.	$2,138,040
40,000	Republic Services, Inc.	1,622,400
62,000	Rollins, Inc.	1,533,260
16,900	Roper Industries, Inc.	2,906,800
15,000	Rush Enterprises, Inc. Class A *	410,400
6,000	Ryanair Holdings PLC ADR	400,620
13,400	Snap-on, Inc.	1,970,604
15,000	Stericycle, Inc. *	2,106,450
26,500	Teledyne Technologies, Inc. *	2,828,345
31,200	Toro Co. (The)	2,187,744
22,200	Union Pacific Corp.	2,404,482
18,000	United Technologies Corp.	2,109,600
5,800	W.W. Grainger, Inc. (1)	1,367,698
23,600	Wabtec Corp.	2,242,236
37,350	Waste Connections, Inc.	1,798,029
		62,729,140

	INFORMATION TECHNOLOGY (9.5%)
15,000	Accenture PLC Class A	1,405,350
10,400	Alliance Data Systems Corp. *	3,081,000
42,800	Amphenol Corp. Class A	2,522,204
27,200	ANSYS, Inc. *	2,398,768
4,200	Apple, Inc.	522,606
16,000	Automatic Data Processing, Inc.	1,370,240
11,000	Fidelity National Information Services, Inc.	748,660
34,600	Fiserv, Inc. *	2,747,240
12,200	Global Payments, Inc.	1,118,496
10,000	Intuit, Inc.	969,600
10,100	j2 Global, Inc.	663,368
18,000	MasterCard, Inc. Class A	1,555,020
7,000	Open Text Corp.	370,230
31,000	Salesforce.com, Inc. *	2,071,110
9,800	Trimble Navigation Ltd. *	246,960
1,500	Tyler Technologies, Inc. *	180,795
15,300	Ultimate Software Group, Inc. (The) *	2,600,312
10,000	WEX, Inc. *	1,073,600
		25,645,559

	MATERIALS (5.2%)
12,100	Airgas, Inc.	1,283,931
7,000	AptarGroup, Inc.	444,640
23,000	Crown Holdings, Inc. *	1,242,460
20,000	Ecolab, Inc.	2,287,600
22,000	FMC Corp.	1,259,500
15,000	Packaging Corp. of America	1,172,850
11,400	Praxair, Inc.	1,376,436
8,400	Sigma-Aldrich Corp.	1,161,300
32,200	Silgan Holdings, Inc.	1,871,786
25,000	Valspar Corp. (The)	2,100,750
		14,201,253

Shares		Value
	TELECOMMUNICATION SERVICES (0.6%)
14,400	SBA Communications Corp. Class A *	$1,686,240

	UTILITIES (0.6%)
7,800	Cleco Corp.	425,256
12,000	ITC Holdings Corp.	449,160
15,000	Questar Corp.	357,900
2,600	South Jersey Industries, Inc.	141,128
3,000	Southwest Gas Corp.	174,510
		1,547,954
	TOTAL COMMON STOCKS (Cost $125,240,207) (69.3%)	187,902,255

Principal
Amount		Value
ASSET-BACKED SECURITIES (0.4%)
$100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, 9/20/19 (2)	99,990
100,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19 (2)	100,350
151,000	Ford Credit Auto Lease Trust, Series 2014-A, Class A4, 0.90%, 6/15/17	150,932
250,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	250,200
110,000	Ford Credit Auto Owner Trust, Series 2013-D, Class A3, 0.67%, 4/15/18	109,927
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25 (2)	254,634
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,911
	TOTAL ASSET-BACKED SECURITIES (Cost $1,064,755) (0.4%)	1,066,944

COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%)
210,000	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.73%, 5/10/45 (3)	216,121
150,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	157,734
250,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	263,800
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	253,595
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.56%, 8/25/45 (2)(3)	208,677
156,450	FREMF Mortgage Trust, Series 2013-KF02, Class B, 2.83%, 12/25/45 (2)(3)	161,713
250,000	GNMA, Series 2013-12, Class B, 2.34%, 11/16/52 (3)	243,943

See Notes to Financial Statements.
18

March 31, 2015

Principal
Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%) (continued)
$325,000	GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38 (3)	$330,267
150,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	159,073
113,867	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51 (3)	124,002
350,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	367,489
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	156,653
404,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	424,634
153,891	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.23%, 4/25/45 (3)	154,638
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,277,129) (1.2%)	3,222,339

CORPORATE BONDS & NOTES (9.2%)
	BASIC MATERIALS (0.4%)
200,000	ArcelorMittal, Senior Unsecured Notes, S5.25%, 2/25/17	208,000
200,000	Glencore Funding LLC, Guaranteed Notes, S4.13%, 5/30/23 (2)	203,679
200,000	LYB International Finance B.V., Guaranteed SNotes, 4.00%, 7/15/23	211,854
150,000	Mosaic Co. (The), Senior Unsecured Notes, S4.25%, 11/15/23	159,970
150,000	Steel Dynamics, Inc., Guaranteed Notes, S6.13%, 8/15/19	159,750
		943,253
	COMMUNICATIONS (1.0%)
150,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	151,553
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	154,458
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	203,117
150,000	Cox Communications, Inc., Senior Unsecured Notes, 4.80%, 2/1/35 (2)	157,764
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 4.60%, 2/15/21	273,369
250,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	252,669
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	250,866

Principal
Amount		Value
	COMMUNICATIONS (1.0%) (continued)
$250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	$254,687
100,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	104,500
200,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	231,312
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19 (2)	259,032
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	251,814
137,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	139,916
100,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24	102,886
		2,787,943
	CONSUMER, CYCLICAL (0.9%)
250,000	American Honda Finance Corp., Senior Unsecured Notes, 2.13%, 2/28/17 (2)	255,683
200,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	234,780
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	152,100
200,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	199,557
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	254,326
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	101,190
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	171,826
150,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	165,171
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19 (2)	152,727
100,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	115,376
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	159,375
100,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	108,000
200,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 7.38%, 11/15/15	207,591
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	254,825
		2,532,527

	CONSUMER, NON-CYCLICAL (1.2%)
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	200,823
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	151,998
150,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	152,756
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	173,803
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	255,625

See Notes to Financial Statements.
19

Schedule of Investments (continued)

Principal
Amount		Value
CORPORATE BONDS & NOTES (9.2%) (continued)
	CONSUMER, NON-CYCLICAL (1.2%) (continued)
$250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	$257,639
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.05%, 12/1/16	103,510
150,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20	153,900
100,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45 (2)	104,216
100,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	101,946
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	413,338
100,000	LifePoint Hospitals, Inc., Guaranteed Notes, 5.50%, 12/1/21	104,750
350,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	349,552
150,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	167,140
200,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	200,006
100,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	109,000
150,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17 (2)	151,625
		3,151,627

	ENERGY (0.4%)
150,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	166,895
100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	94,298
300,000	Enterprise Products Operating LLC, Guaranteed Notes, 3.70%, 6/1/15	301,328
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	150,231
150,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	163,548
100,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	109,817
50,000	Valero Energy Corp., Guaranteed Notes, 6.63%, 6/15/37	61,715
		1,047,832

	FINANCIAL (4.3%)
100,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	101,195
100,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	104,000
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	205,750
250,000	American Express Co., Senior Unsecured Notes, 0.85%, 5/22/18 (3)	250,150
250,000	American International Group, Inc., Senior Unsecured Notes, 3.38%, 8/15/20	263,788
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24 (2)	261,254
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21 (1)	165,705

Principal
Amount		Value
FINANCIAL (4.3%) (continued)
$200,000	Bank of America Corp., Senior Unsecured Notes, 4.00%, 4/1/24	$212,743
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	221,854
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16 (2)	310,543
250,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	284,504
200,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	204,787
100,000	CIT Group, Inc., Senior Unsecured Notes, 4.25%, 8/15/17	101,250
100,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	112,403
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	259,100
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	258,801
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18 (2)	252,918
250,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	250,352
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	222,592
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	257,102
150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	161,914
100,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	102,581
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.01%, 8/11/15 (3)	250,603
500,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 3.35%, 10/17/16	519,987
275,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	293,421
125,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	164,132
250,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 4.00%, 10/15/17	266,214
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	180,475
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	103,638
150,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	166,871
150,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	161,353
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18 (2)	280,625
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.15%, 7/5/16	512,977
100,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.63%, 5/13/24	103,979
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	260,212

See Notes to Financial Statements.
20

March 31, 2015

Principal
Amount		Value
CORPORATE BONDS & NOTES (9.2%) (continued)
	FINANCIAL (4.3%) (continued)
$50,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17 (2)	$53,248
100,000	Mizuho Bank, Ltd., Guaranteed Notes, 3.20%, 3/26/25 (1)(2)	99,879
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	546,081
200,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	204,662
250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	251,505
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	150,522
250,000	ProLogis L.P., Guaranteed Notes, 3.35%, 2/1/21	259,513
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	249,769
150,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	149,785
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15	151,169
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	255,199
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	153,256
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	103,700
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20	150,267
100,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	104,326
150,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17	166,659
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	255,801
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	179,556
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	123,109
255,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21 (1)	299,966
		11,737,745
	INDUSTRIAL (0.5%)
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	268,853
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, 3/15/43	107,135
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	104,024
150,000	FedEx Corp., Guaranteed Notes, 4.10%, 2/1/45	149,774
100,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15 (2)	100,875
234,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	249,350
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	251,379

Principal
Amount		Value
	INDUSTRIAL (0.5%) (continued)
$100,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	$103,305
		1,334,695

	TECHNOLOGY (0.2%)
100,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	100,614
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	103,913
150,000	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, 8/1/23 (2)	152,625
250,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25 (2)	258,873
		616,025

	UTILITIES (0.3%)
100,000	Consumers Energy Co., 3.13%, 8/31/24	103,344
150,000	Dominion Resources, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	168,594
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	224,244
250,000	Florida Power & Light Co., 4.95%, 6/1/35	298,528
		794,710
	TOTAL CORPORATE BONDS & NOTES (Cost $24,443,849) (9.2%)	24,946,357

FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
100,000	Colombia Government International Bond, Senior Unsecured Notes, 5.00%, 6/15/45	102,750
500,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	500,455
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20 (1)	280,250
150,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	164,700
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,021,489) (0.4%)	1,048,155

LONG-TERM MUNICIPAL SECURITIES (0.6%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	193,974
50,000	City of Huntsville, Build America Bonds, General Obligation Unlimited, Series. B, 2.41%, 9/1/16	51,296
200,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	203,496
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	206,750
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	341,728

See Notes to Financial Statements.
21

Schedule of Investments (continued)

Principal
Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.6%) (continued)
$140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	$165,559
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	111,078
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	256,610
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,491,876) (0.6%)	1,530,491

SHORT-TERM MUNICIPAL SECURITIES (0.1%)
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	259,570
	TOTAL SHORT-TERM MUNICIPAL SECURITY (Cost $258,875) (0.1%)	259,570

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.8%)
500,000	FHLB, 2.88%, 9/11/20	532,949
500,000	FHLMC, 1.00%, 7/28/17	503,729
500,000	FHLMC, 0.75%, 1/12/18	499,115
500,000	FHLMC, 1.75%, 5/30/19 (1)	507,482
7,275	FHLMC, Series 3538, Class BA, 4.50%, 10/15/27	7,288
244,398	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	245,206
410,225	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	439,553
77,249	FHLMC Gold PC Pool #C03516, 4.00%, 9/1/40	82,772
408,909	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	436,819
595,725	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	649,302
87,337	FHLMC Gold PC Pool #G06927, 5.00%, 2/1/37	97,149
27,966	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	29,368
63,743	FHLMC Gold PC Pool #J03316, 5.00%, 9/1/21	67,261
424,389	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	451,242
270,654	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	289,784
370,948	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	397,231
209,057	FHLMC Gold PC Pool #Q23433, 4.00%, 12/1/43	223,327
500,000	FNMA, 0.38%, 12/21/15	500,296
233,783	FNMA, 4.50%, 4/1/40	255,729
46,353	FNMA, 4.50%, 7/1/40	50,713
188,955	FNMA Pool #745275, 5.00%, 2/1/36	210,243
182,639	FNMA Pool #890585, 5.00%, 3/1/39	203,200
11,142	FNMA Pool #910242, 5.00%, 3/1/37	12,374
22,649	FNMA Pool #975116, 5.00%, 5/1/38	25,155
1,189	FNMA Pool #976734, 5.00%, 3/1/38	1,320
387,971	FNMA Pool #995245, 5.00%, 1/1/39	430,904
222,944	FNMA Pool #AA7720, 4.00%, 8/1/39	238,354
509,113	FNMA Pool #AB1259, 5.00%, 7/1/40	566,673
353,412	FNMA Pool #AB1796, 3.50%, 11/1/40	371,948
213,629	FNMA Pool #AB3218, 3.50%, 7/1/31	225,888
239,461	FNMA Pool #AB5024, 3.00%, 4/1/42	245,444
354,214	FNMA Pool #AB6286, 2.50%, 9/1/27	364,687
426,941	FNMA Pool #AB8144, 5.00%, 4/1/37	475,254
236,475	FNMA Pool #AC8908, 4.50%, 1/1/40	258,699
134,740	FNMA Pool #AH3226, 5.00%, 2/1/41	150,063
79,616	FNMA Pool #AH6186, 4.00%, 2/1/41	85,379
186,483	FNMA Pool #AH7205, 4.50%, 3/1/41	204,284

Principal
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.8%) (continued)
$226,193	FNMA Pool #AH8932, 4.50%, 4/1/41	$247,725
214,429	FNMA Pool #AI1019, 4.50%, 5/1/41	235,031
308,430	FNMA Pool #AJ6932, 3.00%, 11/1/26	323,848
535,416	FNMA Pool #AJ9278, 3.50%, 12/1/41	563,212
151,981	FNMA Pool #AQ0287, 3.00%, 10/1/42	155,768
438,466	FNMA Pool #AQ3960, 3.00%, 8/1/28	460,168
390,918	FNMA Pool #AR0930, 2.50%, 1/1/28	402,256
176,324	FNMA Pool #AS0865, 2.50%, 10/1/28	181,434
420,024	FNMA Pool #AS1529, 3.00%, 1/1/29	440,813
466,491	FNMA Pool #AU7025, 3.00%, 11/1/43	477,556
179,030	FNMA Pool #AU7431, 4.50%, 11/1/43	195,200
228,989	FNMA Pool #AU8070, 3.50%, 9/1/43	240,750
192,996	FNMA Pool #AW5055, 3.50%, 7/1/44	203,394
249,031	FNMA Pool #AW9239, 4.50%, 8/1/44	272,377
184,481	FNMA Pool #AX1138, 3.50%, 9/1/44	193,956
124,444	FNMA Pool #AY2728, 2.50%, 2/1/30	127,941
228,988	FNMA Pool #MA3894, 4.00%, 9/1/31	247,167
244,595	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	245,524
193,561	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	191,394
318,117	GNMA II Pool #MA1090, 3.50%, 6/20/43	335,680
195,066	GNMA II Pool #MA1448, 3.50%, 11/20/43	205,835
219,723	GNMA II Pool #MA1520, 3.00%, 12/20/43	226,720
176,974	GNMA II Pool #MA1922, 5.00%, 5/20/44	195,776
222,618	GNMA II Pool #MA2074, 4.00%, 7/20/44	237,349
445,993	GNMA II Pool #MA2149, 4.00%, 8/20/44	476,898
96,040	GNMA II Pool #MA2304, 4.00%, 10/20/44	102,940
640,670	GNMA II Pool #MA2445, 3.50%, 12/20/44	675,313
185,801	GNMA Pool #650494, 5.50%, 1/15/36	210,787
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,076,700) (6.8%)	18,408,996

U.S. TREASURY OBLIGATIONS (4.9%)
	U.S. TREASURY NOTES & BONDS (4.9%)
200,000	U.S. Treasury Bonds, 5.25%, 11/15/28	272,953
350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	497,328
550,000	U.S. Treasury Bonds, 4.63%, 2/15/40	767,723
100,000	U.S. Treasury Bonds, 4.38%, 5/15/40	135,117
200,000	U.S. Treasury Bonds, 3.75%, 8/15/41	248,562
100,000	U.S. Treasury Bonds, 2.88%, 5/15/43	106,547
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	305,508
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	122,273
200,000	U.S. Treasury Bonds, 3.38%, 5/15/44	234,297
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	336,117
350,000	U.S. Treasury Bonds, 3.00%, 11/15/44	383,496
100,000	U.S. Treasury Notes, 1.88%, 6/30/15	100,430
500,000	U.S. Treasury Notes, 0.25%, 10/31/15	500,196
100,000	U.S. Treasury Notes, 1.75%, 5/31/16	101,625
1,350,000	U.S. Treasury Notes, 1.50%, 6/30/16	1,368,773
250,000	U.S. Treasury Notes, 0.50%, 8/31/16	250,313
600,000	U.S. Treasury Notes, 1.00%, 9/30/16	605,156

See Notes to Financial Statements.
22

March 31, 2015

Principal
Amount		Value
U.S. TREASURY OBLIGATIONS (4.9%) (continued)
	U.S. TREASURY NOTES & BONDS (4.9%) (continued)
$300,000	U.S. Treasury Notes, 0.38%, 10/31/16	$299,625
350,000	U.S. Treasury Notes, 0.50%, 11/30/16	350,164
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	250,860
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	205,734
350,000	U.S. Treasury Notes, 0.63%, 11/30/17	348,523
1,450,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,465,406
600,000	U.S. Treasury Notes, 1.38%, 12/31/18	605,203
250,000	U.S. Treasury Notes, 1.00%, 9/30/19	246,621
350,000	U.S. Treasury Notes, 1.38%, 1/31/20	350,519
500,000	U.S. Treasury Notes, 1.13%, 3/31/20	494,102
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	197,375
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	154,277
200,000	U.S. Treasury Notes, 2.25%, 4/30/21	207,594
450,000	U.S. Treasury Notes, 2.00%, 10/31/21	459,281
450,000	U.S. Treasury Notes, 2.00%, 2/15/22	459,281
250,000	U.S. Treasury Notes, 2.50%, 8/15/23	263,106
100,000	U.S. Treasury Notes, 2.75%, 2/15/24	107,172
500,000	U.S. Treasury Notes, 2.38%, 8/15/24	519,766
100,000	U.S. Treasury Notes, 2.00%, 2/15/25 (1)	100,633
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,118,859) (4.9%)	13,421,656

Shares		Value
SHORT-TERM INVESTMENTS (9.6%)
	MONEY MARKET FUNDS ( 9.6%)
18,458,069	State Street Institutional Liquid Reserves Fund	$18,458,069
7,610,718	State Street Navigator Securities Lending
	Prime Portfolio (4)	7,610,718
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,068,787) (9.6%)	26,068,787
	TOTAL INVESTMENT SECURITIES (102.5%) (Cost $214,062,526)	$277,875,550
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.5%)		(6,830,983)
NET ASSETS (100%)		$271,044,567

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($271,044,567 ÷ 9,385,324 shares outstanding)		$28.88

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of March 31, 2015, the market value of the securities on loan was $7,436,265.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)	The rate shown on floating rate securities is the rate at the end of the reporting period.
(4)
Securities with an aggregate market value of $7,436,265 were out on loan in exchange for $7,610,718 of cash collateral as of March 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR	American Depositary Receipt.
FHLB	Federal Home Loan Bank.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2015 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$187,902,255	$—	$—	$187,902,255
Asset-Backed Securities	—	1,066,944	—	1,066,944
Commercial Mortgage-Backed Securities	—	3,222,339	—	3,222,339
Corporate Bonds & Notes*	—	24,946,357	—	24,946,357
Foreign Government Obligations	—	1,048,155	—	1,048,155
Long-Term Municipal Securities	—	1,530,491	—	1,530,491
Short-Term Municipal Securities		259,570		259,570
U.S. Government Agency Obligations	—	18,408,996	—	18,408,996
U.S. Treasury Obligations	—	13,421,656	—	13,421,656
Short-Term Investments	26,068,787	—	—	26,068,787
Total Investments in Securities	$213,971,042	$63,904,508	$—	$277,875,550

See Notes to Financial Statements.
23

Statements of Assets and Liabilities at March 31, 2015

	Value Line Small Cap	Value Line Asset
	Opportunities Fund,	Allocation Fund,
	Inc.	Inc.
Assets:
Investments in securities, at value*	$390,323,090	$277,875,550
Cash	—	1,406
Receivable for securities sold	2,724,108	—
Interest and dividends receivable	288,636	527,910
Receivable for capital shares sold	233,420	858,487
Prepaid expenses	26,706	20,348
Receivable for securities lending income	7,468	2,162
Total Assets	393,603,428	279,285,863
Liabilities:
Payable upon return of securities on loan (Note 1J)	28,237,504	7,610,718
Payable for securities purchased	507,840	313,468
Payable for capital shares redeemed	70,054	35,831
Accrued expenses:
Advisory fee	232,257	149,228
Service and distribution plan fees	76,878	34,167
Directors’ fees and expenses	2,903	1,607
Other	148,960	96,277
Total Liabilities	29,276,396	8,241,296
Net Assets	$364,327,032	$271,044,567
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000)	$7,360	$9,385
Additional paid-in capital	180,783,624	203,141,953
Undistributed/(distributions in excess of) net investment income	(174,933)	220,971
Accumulated net realized gain on investments and foreign currency	31,096,824	3,859,334
Net unrealized appreciation of:
Investments and foreign currency translations	152,614,157	63,812,924
Net Assets	$364,327,032	$271,044,567
Shares Outstanding	7,359,937	9,385,324
Net Asset Value, Offering and Redemption Price per Outstanding Share	$49.50	$28.88
* Includes securities on loan of	$27,637,564	$7,436,265
Cost of investments	$237,708,933	$214,062,526

See Notes to Financial Statements.
24

Statements of Operations for the Year Ended March 31, 2015

	Value Line Small Cap	Value Line Asset
	Opportunities Fund,	Allocation Fund,
	Inc.	Inc.
Investment Income:
Dividends (net of foreign withholding tax of $2,384 and $22,655, respectively)	$4,197,601	$2,047,904
Interest	8,840	1,550,901
Securities lending income	85,540	25,166

Total Income	4,291,981	3,623,971
Expenses:
Advisory fee	2,627,434	1,615,366
Service and distribution plan fees	875,811	621,295
Sub-transfer agent fees	166,489	106,297
Custodian fees	98,749	120,747
Auditing and legal fees	223,879	151,985
Transfer agent fees	120,594	91,227
Directors’ fees and expenses	76,955	54,093
Printing and postage	136,268	91,590
Registration and filing fees	39,438	39,450
Insurance	39,040	25,303
Other	40,272	30,479
Total Expenses Before Fees Waived (Note 5)	4,444,929	2,947,832
Less: Service and Distribution Plan Fees Waived	—	(248,518)
Net Expenses	4,444,929	2,699,314

Net Investment Income/(Loss)	(152,948)	924,657

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:

Net Realized Gain/(Loss) From:
Investments	44,845,011	6,258,208
Foreign currency transactions	—	(705)
	44,845,011	6,257,503

Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(8,139,691)	12,912,323
Foreign currency transactions	—	(114)
	(8,139,691)	12,912,209

Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	36,705,320	19,169,712

Net Increase in Net Assets from Operations	$36,552,372	$20,094,369

See Notes to Financial Statements.
25

Statement of Changes in Net Assets for the Years Ended March 31, 2015 and 2014

	Value Line Small Cap Opportunities Fund, Inc.
	Year ended	Year ended
	March 31, 2015	March 31, 2014
Operations:
Net investment loss	$(152,948)	$(529,547)
Net realized gain on investments	44,845,011	25,027,460
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(8,139,691)	43,412,589
Net increase in net assets from operations	36,552,372	67,910,502
Distributions to Shareholders from:
Net investment income	—	—
Net realized gain from investment transactions	(21,466,698)	(30,261,485)
Total distributions	(21,466,698)	(30,261,485)
Share Transactions:
Proceeds from sale of shares	20,126,655	38,783,780
Proceeds from reinvestment of distributions to shareholders	21,101,433	29,668,155
Cost of shares redeemed	(49,675,226)	(57,166,611)
Net increase/(decrease) in net assets from capital share transactions	(8,447,138)	11,285,324
Total increase in net assets	6,638,536	48,934,341
Net Assets:
Beginning of year	357,688,496	308,754,155
End of year	$364,327,032	$357,688,496
Distributions in excess of net investment income included in net assets, at end of year	$(174,933)	$(44,542)
Capital Share Transactions:
Shares sold	421,125	841,761
Shares issued to shareholders in reinvestment of distributions	450,789	630,566
Shares redeemed	(1,045,041)	(1,231,622)
Net increase/(decrease)	(173,127)	240,705

See Notes to Financial Statements.
26

Statement of Changes in Net Assets for the Years Ended March 31, 2015 and 2014 (continued)

	Value Line Asset Allocation Fund, Inc.
	Year ended	Year ended
	March 31, 2015	March 31, 2014
Operations:
Net investment income	$924,657	$689,699
Net realized gain on investments and foreign currency	6,257,503	5,238,058
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	12,912,209	18,451,978
Net increase in net assets from operations	20,094,369	24,379,735
Distributions to Shareholders from:
Net investment income	(910,204)	(493,208)
Net realized gain from investment transactions	(4,366,496)	(5,432,019)
Total distributions	(5,276,700)	(5,925,227)
Share Transactions:
Proceeds from sale of shares	64,762,062	106,690,524
Proceeds from reinvestment of dividends and distributions to shareholders	5,054,003	5,766,822
Cost of shares redeemed	(51,220,341)	(52,561,794)
Net increase in net assets from capital share transactions	18,595,724	59,895,552
Total increase in net assets	33,413,393	78,350,060
Net Assets:
Beginning of year	237,631,174	159,281,114
End of year	$271,044,567	$237,631,174
Undistributed net investment income included in net assets, at end of year	$220,971	$225,050
Capital Share Transactions:
Shares sold	2,315,371	4,076,715
Shares issued to shareholders in reinvestment of dividends and distributions	178,966	214,940
Shares redeemed	(1,840,949)	(2,012,305)
Net increase	653,388	2,279,350

See Notes to Financial Statements.
27

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Value Line Small Cap Opportunities Fund, Inc. Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year
Income/(loss) from investment operations:	$47.48	$42.34	$37.27	$34.29	$27.37
Net investment income/(loss)	(0.02)	(0.07)	0.02	(0.14)	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	5.05	9.44	6.66	3.12	7.06
Total from investment operations	5.03	9.37	6.68	2.98	6.92
Less distributions:
Dividends from net investment income	—	—	(0.04)	—	—
Distributions from net realized gains	(3.01)	(4.23)	(1.57)	—	—
Total distributions	(3.01)	(4.23)	(1.61)	—	—
Net asset value, end of year	$49.50	$47.48	$42.34	$37.27	$34.29
Total return	10.96%	22.21%	18.51%	8.69%	25.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$364,327	$357,688	$308,754	$296,839	$321,812
Ratio of gross expenses to average net assets(1)	1.27%	1.26%	1.28%	1.25%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.04)%	(0.16)%	0.06%	(0.39)%	(0.38)%
Portfolio turnover rate	17%	15%	10%	24%	4%

(1)	Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.
28

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Value Line Asset Allocation Fund, Inc. Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year
Income/(loss) from investment operations:	$27.21	$24.68	$22.64	$21.38	$17.95

Net investment income	0.10	0.08	0.10	0.06	0.08
Net gains/(losses) on securities (both realized and unrealized)	2.17	3.17	2.57	1.88	3.44
Total from investment operations	2.27	3.25	2.67	1.94	3.52
Less distributions:
Dividends from net investment income	(0.10)	(0.06)	(0.10)	(0.13)	(0.09)
Distributions from net realized gains	(0.50)	(0.66)	(0.53)	(0.55)	—
Total distributions	(0.60)	(0.72)	(0.63)	(0.68)	(0.09)
Net asset value, end of year	$28.88	$27.21	$24.68	$22.64	$21.38
Total return	8.39%	13.22%	12.05%	9.38%	19.65%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$271,045	$237,631	$159,281	$76,814	$63,153
Ratio of gross expenses to average net assets(1)	1.19%	1.19%	1.25%	1.34%	1.26%
Ratio of net expenses to average net assets(2)	1.09%	1.09%	1.15%	1.24%	1.16%
Ratio of net investment income to average net assets	0.37%	0.35%	0.48%	0.28%	0.39%
Portfolio turnover rate	24%	29%	40%	53%	34%

(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.
29

Notes to Financial Statements

1. Significant Accounting Policies

The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

30

March 31, 2015

The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

● Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

● Level 2 –	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

● Level 3 –	Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the year ended March 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended March 31, 2015, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Funds’ investments by category.

31

Notes to Financial Statements (continued)

(C) Repurchase Agreements: Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Funds, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At year end, there were no open repurchase agreements for the Value Line Funds.

(D) Federal Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

As of March 31, 2015, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income. The dividends and distributions were as follows:

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
Value Line Small Cap Opportunities Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$3.0128	$4.2251
Value Line Asset Allocation Fund, Inc.
Dividends per share from net investment income	$0.1034	$0.0601
Distributions per share from net realized gains	$0.4960	$0.6622

The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

32

March 31, 2015

(F) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(G) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

33

Notes to Financial Statements (continued)

The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with cash collateral are disclosed on the Schedules of Investments.

As of March 31, 2015, the Funds were not invested in joint repurchase agreements.

As of March 31, 2015, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:

			Total
			Collateral
	Value of		(including
	Securities	Value of	Calculated
Fund	Loaned	Collateral	Mark)*
Value Line Small Cap Opportunities Fund, Inc.	$27,637,564	$28,237,504	$28,243,575
Value Line Asset Allocation Fund, Inc.	7,436,265	7,610,718	7,593,164

* Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

34

March 31, 2015

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

			Purchases
			of U.S.	Sales of U.S.
	Purchases of	Sales of	Government	Government
	Investment	Investment	Agency	Agency
Fund	Securities	Securities	Obligations	Obligations
Value Line Small Cap Opportunities Fund, Inc.	$58,036,491	$81,914,058	$0	$0
Value Line Asset Allocation Fund, Inc.	63,365,844	46,720,412	12,009,671	8,404,858

4. Income Taxes

At March 31, 2015, information on the tax components of capital is as follows:

				Net tax
	Cost of			unrealized
	investments	Gross tax	Gross tax	appreciation/	Undistributed	Undistributed
	for tax	unrealized	unrealized	(depreciation)	ordinary	long-term
Fund	purposes	appreciation	depreciation	on investments	income	gain
Value Line Small Cap Opportunities Fund, Inc.	$237,682,716	$155,337,155	$(2,696,781)	$152,640,374	$—	$31,070,607
Value Line Asset Allocation Fund, Inc.	214,079,414	64,689,471	(893,335)	63,796,136	220,971	3,876,222

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Fund after March 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

As of March 31, 2015, the Funds did not have a realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains.

Net realized gain/(loss) differs for financial statements and tax purposes primarily due to late year ordinary loss deferral, wash sales and return of capital from investments.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.

35

Notes to Financial Statements (continued)

A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:

	Undistributed
	Net	Accumulated	Additional
	Investment	Net Realized	Paid-In
Fund	Income/(Loss)	Gains/(Losses)	Capital
Value Line Small Cap Opportunities Fund, Inc.	$22,557	$52,027	$(74,584)
Value Line Asset Allocation Fund, Inc.	(18,532)	18,532	—

These reclassifications were primarily due to differing treatments of distribution redesignation, foreign currency gains/(losses), net operating losses, and return of capital distributions from investments. Net assets were not affected by these reclassifications.

During the year ended March 31, 2015, as permitted under federal income tax regulations, the Value Line Small Cap Opportunities Fund, Inc. elected to defer $174,933 of late year ordinary losses.

The tax composition of distributions paid to shareholders during fiscal 2015 and 2014, were as follows:

	Year Ended March 31, 2015
	Distributions Paid from
			Total
	Ordinary	Long-Term	Distributions
Fund	Income	Capital Gain	Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$21,466,698	$21,466,698
Value Line Asset Allocation Fund, Inc.	1,063,299	4,213,401	5,276,700

	Year Ended March 31, 2014
	Distributions Paid from
			Total
	Ordinary	Long-Term	Distributions
Fund	Income	Capital Gain	Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$30,261,485	$30,261,485
Value Line Asset Allocation Fund, Inc.	857,618	5,067,609	5,925,227

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of $2,627,434 and $1,615,366 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Adviser for the year ended March 31, 2015. This was computed at an annual rate of 0.75% of the daily net assets during the year and paid monthly for the Value Line Small Cap Opportunities Fund, Inc. and was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly for the Value Line Asset Allocation Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board of Directors, to act as officers of the Funds and pays their salaries.

36

March 31, 2015

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the year ended March 31, 2015, fees amounting to $875,811 and $621,295 before fee waivers for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to waive 0.10% of the Value Line Asset Allocation Fund, Inc.’s, 12b-1 fees. For the year ended March 31, 2015, the fees waived amounted to $248,518 for Value Line Asset Allocation Fund, Inc. The Distributor has no right to recoup previously waived amounts.

Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2015, fees amounting to $166,489 and $106,297 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid under the sub TA plan.

Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At March 31, 2015, the officers and directors of the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. as a group owned less than 1% of the outstanding shares of each Fund.

6. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 21, 2015

38

Fund Expenses (unaudited)	March 31, 2015

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 through March 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 10/1/14
Actual	10/1/14	3/31/15	thru 3/31/15*
Value Line Small Cap Opportunities Fund, Inc.	$1,000.00	$1,138.17	$6.86
Value Line Asset Allocation Fund, Inc.	1,000.00	1,074.03	5.74

Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc.	1,000.00	1,018.51	6.48
Value Line Asset Allocation Fund, Inc.	1,000.00	1,019.39	5.59

*	Expenses are equal to the Funds’ annualized expense ratio of 1.29% and 1.11%, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

39

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2015, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of	% of Dividends
	Qualifying	Eligible for the
	Dividend	Corporate Dividends	Long-Term
Fund	Income	Received Deduction	Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	—%	—%	$21,466,698
Value Line Asset Allocation Fund, Inc.	100	100	4,213,401

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

40

Management of the Funds March 31, 2015

The business and affairs of each Fund are managed by the Fund’s officers under the direction of the Board. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.

				Number of
				Portfolios in
				Fund
		Length of	Principal	Complex	Other
Name, Address,		Time	Occupations	Overseen by	Directorships
and Age	Position	Served	During the Past 5 Years	Director	Held by Director

Interested Director*
Mitchell E. Appel Age: 44	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010; Director from February 2010 to December 2010.	12	Forethought Variable Insurance Trust (September 2013 - present)

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age : 59	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None

James Hillman 59 Westiminster Rd. Lynbrook, NY 11563 Age : 58	Director	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer Merrill Lynch Global Wealth Management 2006-2011	12	Miller/Howard High Income Equity Fund (November 2014 to present)

Michael Kuritzkes 132 Fairview Rd. Narbeth, PA 19072 Age : 54	Director	Since 2015	Consultant Caronado Advisors LLC since June 2014; Executive Vice President And General Counsel Harbinger Group Inc. (public holding company), 2013-2014: Executive Vice President and General Counsel. Philadelphia Media LLC, 2010-2013.	12	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Director	Since 1993	Professor of History, Williams College (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None

41

(continued)

				Number of
				Portfolios in
				Fund
		Length of	Principal	Complex	Other
Name, Address,		Time	Occupations	Overseen by	Directorships
and Age	Position	Served	During the Past 5 Years	Director	Held by Director

Non-Interested Directors (continued)

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Director (Chair of the Board of the Value Line Funds since 2014)	Since 2000	Professor, Skidmore College 2008-2013; Visiting Professor of Classics, Williams College (1999-2008); President Emeritus, Skidmore College since 1999 and President (1987-1998).	12	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 76	Director	Since 2000	Chairman, Institute for Political Economy.	12	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 66	Director	Since 2000	Senior Financial Consultant Veritable L.P. (Investment Advisor) until December 2013.	12	None

42

(continued)

Length of
Time
Name and Age	Position	Served	Principal Occupations During the Past 5 Years

Officers
Mitchell E. Appel Age: 44	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011;Chief Financial Officer of Value Line from April 2008 to December 2010; Director from February 2010 to December 2010.

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC.

Emily D. Washington Age: 36	Treasurer and Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Funds’ website, www.vlfunds.com.

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46

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

*	Formerly known as The Value Line Fund, Inc.
**	Formerly known as Value Line Larger Companies Fund, Inc.
***	Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

     (2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2015 - $35,698
Audit Fees 2014 - $44,102

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2015 -$23,155
Tax Preparation Fees 2014 -$23,854

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2014 -$0
Aggregate Non-Audit Fees 2013 -$350

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 9, 2015